UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
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☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

HSBC Funds
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HSBC FUNDS

SUPPLEMENT TO PROXY STATEMENT

Dear Shareholder:

Please note the correct HSBC Funds Toll Free number to reach a live representative is 1-833-501-4826 during the hours of 9:00 a.m. and 10:00 p.m. ET Monday through Friday, and 10:00 a.m. and 6:00 p.m. ET on Saturday and Sunday. The representatives can assist with any questions you may have regarding this event.

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